Van Kampen U.S. Mortgage Fund
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Van Kampen U.S. Mortgage Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. government.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                    This Prospectus is dated APRIL 29, 2005

                                 CLASS I SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Principal Investment Strategies and
  Risks.....................................................   7
Investment Advisory Services................................  11
Purchase of Shares..........................................  13
Redemption of Shares........................................  15
Distributions from the Fund.................................  15
Shareholder Services........................................  16
Frequent Purchases and Redemptions of Fund Shares...........  16
Federal Income Taxation.....................................  16
Disclosure of Portfolio Holdings............................  18

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

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                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Under normal market conditions, the Fund invests a substantial portion of its assets in mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. government, some of which are backed by the full faith and credit of the United States and others of which are backed only by the right of the issuer to borrow from the U.S. Treasury or the credit of the issuer. The Fund's investment adviser purchases and sells securities for the Fund's portfolio with a view towards seeking a high level of current income consistent with liquidity and safety of principal based on the analysis and expectations of the Fund's investment adviser regarding prevailing interest rates and yield spreads between types of securities. Particular attention is given to the relative value of each security considered, its potential yield advantage and its interest rate sensitivity in light of current and expected economic conditions. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may borrow money for investment purposes. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities or longer durations. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund will be subject to greater market risk than a fund investing solely in shorter-term securities. The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall debt securities markets. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

The prices of mortgage-backed securities, like those of traditional debt securities, tend to fall as interest rates rise. Mortgage-backed securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-backed securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of debt securities, such as zero coupon bonds, which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund's income risk.

PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

Under normal conditions, the Fund invests a substantial portion of its assets in pools of mortgages. These mortgage-backed securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

EXTENSION RISK. The prices of debt securities tend to fall as interest rates rise. For mortgage-backed securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

BORROWING RISKS. The Fund may borrow money for investment purposes, which is known as "leverage." The Fund may use leverage to seek to enhance income to shareholders, but the use of leverage creates the likelihood of greater volatility in the net asset value of the Fund's shares. Leverage also creates the risk that fluctuations in interest rates on leverage may adversely affect the return to shareholders and the Fund's ability to make dividend payments. To the extent that income from investments made with such borrowed money exceeds the interest payable and other expenses of the leverage, the Fund's net income will be less than if the Fund did not use leverage and the amount available for distributions to shareholders of the Fund will be reduced. The Fund's use of leverage also may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek current income

- Wish to add to their investment portfolio a fund that invests primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. government

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares* over the ten calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                    CLASS A SHARES'* ANNUAL RETURN
                                                                    ------------------------------
1995                                                                             17.61
1996                                                                              4.10
1997                                                                              8.57
1998                                                                              5.77
1999                                                                             -0.11
2000                                                                             10.24
2001                                                                              8.17
2002                                                                              7.61
2003                                                                              1.87
2004                                                                              3.88

* The Fund commenced offering Class I Shares on November 30, 2004 and does not have a full calendar year of information to report. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class A Shares of the Fund (which are offered in a separate prospectus). The Class A Shares' sales loads are not reflected in this chart. If these sales loads had been included, the returns shown above would have been lower. The annual returns of the Fund's Class I Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.

The Fund's return for the three-month period ended March 31, 2005 for Class A Shares was -0.03%. As a result of market activity, current performance may vary from the figures shown.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 5.74% (for the quarter ended June 30, 1995) and the lowest quarterly return for Class A Shares was -1.08% (for the quarter ended June 30, 1999).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with two broad-based market indices that the Fund's investment adviser believes are appropriate benchmarks for the
Fund: the Merrill Lynch 1 to 10 Year Treasury Index* and the Lehman Brothers Mortgage Index**. The Fund's performance figures are for the Fund's Class A Shares*** and include the maximum sales charges paid by investors on such Class A Shares. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before tax returns the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class I Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2004 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance

(before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                PAST      PAST        PAST
    DECEMBER 31, 2004           1 YEAR    5 YEARS    10 YEARS
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    Van Kampen U.S. Mortgage
    Fund -- Class A
    Shares***
      Return Before Taxes       -1.04%     5.29%      6.15%

      Return After Taxes on
      Distributions             -2.67%     3.13%      3.61%

      Return After Taxes on
      Distributions and Sale
      of Fund Shares            -0.70%     3.19%      3.65%

    Merrill Lynch 1 to 10
    Year Treasury Index*         1.96%     6.23%      6.60%

    Lehman Brothers Mortgage
    Index**                      4.70%     7.14%      7.56%
..................................................................

  * The Merrill Lynch 1 to 10 Year Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.

 ** The Lehman Brothers Mortgage Index is an unmanaged, total return index made up of all fixed-rate securities backed by mortgage-backed securities.

*** The Fund commenced offering Class I Shares on November 30, 2004 and does not have a full calendar year of information to report. The returns shown in the Comparative Performance chart are for the Class A Shares of the Fund (which are offered in a separate prospectus). The annual returns of the Fund's Class I Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the sales charges and expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.

The current yield for the thirty-day period ended December 31, 2004 is 3.43% for Class A Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.

Fees and Expenses
of the Fund

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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                CLASS I
                                                SHARES
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SHAREHOLDER FEES
(fees paid directly from your investment)
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Maximum sales charge (load) imposed on
purchases                                         None
................................................................
Maximum deferred sales charge (load)              None
................................................................
Maximum sales charge (load) imposed on
reinvested dividends                              None
................................................................
Redemption fee                                    None
................................................................
Exchange fee                                      None
................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
---------------------------------------------------------------
Management fees(1)                               0.46%
................................................................
Other expenses(2)                                0.20%
................................................................
Total annual fund operating expenses(1)(2)       0.66%
................................................................

(1) Expense information has been restated to reflect management fees in effect as of November 1, 2004. See "Investment Advisory Services."

(2) Other expenses are based on estimated expenses for the current fiscal year.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           ONE       THREE      FIVE        TEN
                           YEAR      YEARS      YEARS      YEARS
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Class I Shares             $67       $211       $368       $822
.....................................................................

Investment Objective,
Principal Investment
Strategies and Risks

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                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities at the time of investment. This is a fundamental policy of the Fund which, like the Fund's investment objective, may not be changed without shareholder approval.

In addition, under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

The Fund's investment adviser purchases and sells securities for the Fund's portfolio based on the analysis and expectations of the Fund's investment adviser regarding prevailing interest rates and yield spreads between types of securities. Particular attention is given to the relative value of each security considered, its potential yield advantage and its interest rate sensitivity in light of current and expected economic conditions. In selecting securities for investment, the Fund's investment adviser generally seeks to enhance the yield of the Fund by blending mortgage-backed securities with U.S. Treasury obligations. While securities purchased for the Fund's portfolio may be issued or guaranteed by the U.S. government, its agencies or instrumentalities, the shares issued by the Fund to investors are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. U.S. government securities are considered among the most creditworthy of fixed income investments; however, the yields on U.S. government securities generally are lower than yields available from corporate debt securities. The value of U.S. government securities (as with most fixed income securities) generally varies inversely with changes in prevailing interest rates. The magnitude of these fluctuations generally is greater for securities with longer maturities. The fluctuating value of U.S. government securities affects the Fund's net asset value but generally will not affect investment income from those securities. The values of mortgage-backed securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other U.S. government securities.

                           U.S. GOVERNMENT SECURITIES

U.S. government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by: (a) the full faith and credit of the U.S. government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. government to purchase obligations of its agencies and instrumentalities; or (d) the credit of the instrumentality, (3) real estate mortgage investment conduits ("REMICs"), collateralized mortgage obligations ("CMOs") and other mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, (4) "when-issued" commitments relating to any of the foregoing and (5) repurchase agreements collateralized by U.S. government securities. The Fund invests in U.S. government securities of varying maturities and interest rates, including investments in obligations issued or guaranteed in zero coupon securities.

                           MORTGAGE-BACKED SECURITIES

The Fund historically has invested substantially all of its assets in mortgage-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property ("mortgage-backed securities"). The Fund invests in mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, including certificates issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC. Guarantees by GNMA are backed by the full faith and credit of the U.S. government. Guarantees by other agencies or instrumentalities of the U.S. government, such as FNMA or FHLMC, are not backed by the full faith and credit of the U.S. government, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations.

The yield and payment characteristics of mortgage-backed securities differ from traditional debt securities. Interest and principal payments are made regularly and frequently, usually monthly, over the life of the mortgage loans unlike traditional debt securities and principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield to maturity of a mortgage-backed security. The value of most mortgage-backed securities, like traditional debt securities, tends to vary inversely with changes in prevailing interest rates (i.e., as interest rates increase, the value of such securities decrease). Mortgage-backed securities, however, may benefit less than traditional debt securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. This means some of the Fund's higher yielding securities may be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. Prepayments shorten the life of the security and shorten the time over which the Fund receives income at the higher rate. Therefore, the Fund's ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected by decreasing interest rates and the extent that prepayments occur which must be reinvested in securities which have lower yields. Any decline in the Fund's income in turn adversely affects the Fund's distributions to shareholders. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e., rising interest rates could cause a borrower to prepay a mortgage loan more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional debt securities.

The Fund may invest in REMICs and CMOs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs and CMOs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities are subject to market risk, prepayment risk and extension risk. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

Additional information regarding U.S. government securities, mortgage-backed securities, REMICs and CMOs is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                      ZERO COUPON AND STRIPPED SECURITIES

The Fund may invest in zero coupon securities and stripped securities.

Zero coupon securities include U.S. Treasury bills which are initially sold at a discount to par value, and U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and similar obligations, receipts or certificates representing the principal only portion of debt or stripped debt obligations. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a zero coupon security is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor's price to purchase the security.

Currently the principal U.S. Treasury security issued without coupons is the U.S. Treasury bill. The Treasury also has wire transferable zero coupon Treasury securities available. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account).

Zero coupon securities and stripped securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Such securities do not entitle the holder to any periodic payments of interest prior to maturity which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon and stripped securities. See "Federal Income Taxation" below.

Stripped mortgage-backed securities (hereinafter referred to as "stripped mortgage securities") are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of underlying assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse affect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. PO securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Furthermore, if the underlying mortgage assets experience less than the anticipated volume of prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities and, to the extent the Fund invests in IOs and POs, such investments increase the risk of fluctuations in the net asset value of the Fund. Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the

Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income or other interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options on futures contracts; and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may invest up to 25% of the Fund's total assets in Strategic Transactions for non-hedging purposes.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets or the possible default or illiquidity of the other party to the transaction. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security it might otherwise sell. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

The Fund may purchase and sell securities on a when-issued and delayed delivery basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

For cash management and investment purposes, the Fund may engage in repurchase agreements collateralized by U.S. government securities with broker-dealers, banks and other financial institutions. Such transactions are subject to the risk of default by the other party.

The Fund is authorized to borrow money from banks and engage in reverse repurchase agreements and dollar rolls in an aggregate amount up to 33 1/3% of its total assets (including amount borrowed) with no more than 5% of such amount from bank borrowings and reverse repurchase agreements. The use of such transactions to purchase additional securities is known as "leverage." Leverage transactions create an opportunity for increased net income but, at the same time, may increase the volatility of the Fund's net asset value as a result of fluctuations in market interest rates and increase the risk of the Fund's portfolio. The principal amount of these transactions is fixed when the transaction is opened, but the Fund's assets may change in value during the time these transactions are outstanding. As a result, interest expenses and other costs from these transactions may exceed the interest income and other revenues earned from portfolio assets, and the net income of the Fund may be less than if these transactions were not used. Reverse repurchase agreements are transactions in which the Fund sells certain securities concurrently with an agreement to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on such securities. Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on such securities. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement.

The Fund may invest up to 15% of its net assets in illiquid securities and repurchase agreements that have a maturity of longer than seven days. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may invest in inverse floating rate obligations. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. The extent of the increases and decreases in the value of such obligations generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. A more detailed description of inverse floating rate obligations in which the Fund may invest is included in the Fund's Statement of Additional Information.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

Investment
Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $98 billion under management or supervision as of March 31, 2005. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Effective November 1, 2004, under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $1 billion            0.470%
...................................................
    Next $500 million           0.445%
...................................................
    Next $500 million           0.420%
...................................................
    Next $500 million           0.395%
...................................................
    Next $2.5 billion           0.370%
...................................................
    Next $2.5 billion           0.345%
...................................................
    Next $2.5 billion           0.320%
...................................................
    Next $2.5 billion           0.295%
...................................................
    Over $12.5 billion          0.270%
...................................................

Prior to November 1, 2004, the Fund paid the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million          0.550%
...................................................
    Next $500 million           0.525%
...................................................
    Next $2 billion             0.500%
...................................................
    Next $2 billion             0.475%
...................................................
    Next $2 billion             0.450%
...................................................
    Next $2 billion             0.425%
...................................................
    Over $9 billion             0.400%
...................................................

Applying these fee schedules, the effective advisory fee rate was 0.52% of the Fund's average daily net assets for the Fund's fiscal year ended December 31, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Taxable Fixed Income team. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Scott F. Richard and Roberto Sella, each a Managing Director of the Adviser, and Michael Luo, an Executive Director of the Adviser.

Mr. Richard has worked for the Adviser since 1992 and joined the team managing the Fund in 2002. Prior to 2002, Mr. Richard was a portfolio manager with the Adviser. Mr. Sella has worked for the Adviser since 1996 and joined the team managing the Fund in 2005. Prior to 2005, Mr. Sella worked in an investment management capacity with the Adviser. Mr. Luo has worked for the Adviser since 1998 and joined the team managing the Fund in 2005. Prior to 2005, Mr. Luo worked in an investment management capacity with the Adviser.

Messrs. Richard and Sella are the lead managers of the Fund. Each member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and for the execution of the overall strategy of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars and (iii) institutional clients with assets of at least one million dollars.

Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES

The offering price of the Fund's Class I Shares is based upon the Fund's next determined net asset value per share after an order is received timely by the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen Investments, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers, and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to Investor Services.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed or take any other action required by law.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The redemption price will be the net asset value per share next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser, or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

If a holder of Class I Shares ceases to participate in the plan or program or is otherwise no longer eligible to purchase Class I Shares, then all Class I Shares held by the shareholder will convert to Class A Shares of the Fund (which are described and offered in a separate prospectus). The Fund will provide the shareholder with at least 30 days notice prior to such conversion. The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirements will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions
from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Frequent Purchases
and Redemptions
of Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expense of the Fund," "Purchase of Shares," "Redemptions of Shares" and "Shareholder Services" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in a portfolio of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, dividends paid by the Fund generally will not be eligible for the reduced rate applicable to "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, such as zero coupon or stripped securities, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com

DEALERS
   - WEB SITE
     www.vankampen.com
   - VAN KAMPEN INVESTMENTS (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call (800) 421-2833

VAN KAMPEN U.S. MORTGAGE FUND
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen U.S. Mortgage Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, Massachusetts 02110-1713
Attn: Van Kampen U.S. Mortgage Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen
U.S. Mortgage
Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                 APRIL 29, 2005

                                 CLASS I SHARES

                                   PROSPECTUS

                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                                 USGF PRO I 4/05
The Fund's Investment Company
Act File No. is 811-3950.